UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2011
Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-34819 (Commission File Number)	95-4766827 (IRS Employer Identification No.)

605 East Huntington Drive, Suite 205 Monrovia, CA (Address of Principal Executive Offices)	91016 (Zip Code)
(626) 775-3400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 16, 2011, at a regularly scheduled meeting of the Nominating and Corporate Governance Committee of Green Dot Corporation (the “Company”), W. Thomas Smith, Jr., a director of the Company since April 2001, indicated that he did not wish to stand for re-election at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) because of his commitments to Total Technology Ventures, LLC as its Managing Director. Mr. Smith will continue to serve on the Company’s Board of Directors until the Annual Meeting, which is scheduled for June 2, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION
By:	/s/ Simon M. Heyrick
Simon M. Heyrick
Chief Accounting Officer

Date: March 21, 2011